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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 4, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


                                                                  22-2906892
        DELAWARE                       001-15603                (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)



              2950 North Loop West, 7th Floor
                     Houston, Texas                            77092
         (Address of Principal Executive Offices)            (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated August 4, 2003


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On August 4, 2003, NATCO Group Inc. issued a press release announcing its operating results for the second quarter of 2003. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

                  In accordance with Regulation G, we have presented within this press release certain non-GAAP financial measures that are identified and reconciled to the most directly comparable financial measure in tabular form, and have provided a statement from our management disclosing the purpose of using these non-GAAP financial measures.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 5, 2003

                                               NATCO Group Inc.



                                               By:   /s/ RICHARD W. FITZGERALD
                                                   -----------------------------
                                                     Richard W. FitzGerald
                                                     Senior Vice President and
                                                     Chief Financial Officer




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                                 EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------

         99.1         Press Release, dated August 4, 2003